UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – June 11, 2018

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 3.01(d)  Transfer of Listing from NYSE to Nasdaq

On June 11, 2018, Extended Stay America, Inc. and its paired-share REIT, ESH Hospitality, Inc. (NYSE: STAY and collectively, the “Company”), each acting pursuant to authorization from its Board of Directors, provided written notice to the New York Stock Exchange (the “NYSE”) that the Company expects to voluntarily withdraw the principal listing of the paired shares of Extended Stay America, Inc.’s common stock and ESH Hospitality, Inc.’s Class B common stock from the NYSE and transfer the listing to The Nasdaq Global Select Market (“Nasdaq”). The Company expects that listing and trading of the paired shares on NYSE will end at market close on June 25, 2018, and that trading will begin on Nasdaq at market open on June 26, 2018, with the paired shares continuing to trade under the symbol “STAY.” The paired shares have been approved for listing on Nasdaq.

Item 7.01.	Regulation FD Disclosure.

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the principal listing of the paired shares to Nasdaq.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, the Company’s voluntarily withdrawal of the principal listing of its paired shares from the NYSE and transfer of the listing to Nasdaq, the end of trading of the paired shares on NYSE and the commencement of trading of the paired shares on Nasdaq, involve known and unknown risks, uncertainties and other factors that may cause actual events to differ from those projected in the forward-looking statements, possibly materially. For example, it is possible that the commencement of trading of the paired shares on Nasdaq may be delayed or may not occur. There can be no assurance that the actual results or developments anticipated by the Company will be realized. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Item 9.01(d)  Exhibits

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated June 11, 2018.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated June 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: June 11, 2018	By:	/s/ Christopher N. Dekle
		Name:	Christopher N. Dekle
		Title:	General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: June 11, 2018	By:	/s/ Christopher N. Dekle
		Name:	Christopher N. Dekle
		Title:	General Counsel and Corporate Secretary